UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 11, 2025

BITMINE IMMERSION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42675	84-3986354
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10845 Griffith Peak Dr. #2

Las Vegas, NV 89135

(Address of principal executive office) (Zip Code)

(404) 816-8240

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	BMNR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignations

On November 11, 2025, Seth Bayles, John Kelly, and Erik Nelson resigned from the Board of Directors (the “Board”) of Bitmine Immersion Technologies, Inc. (the “Company”), effective immediately (the “Director Resignations”). The Director Resignations were not related to a disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. Mr. Bayles also resigned as Corporate Secretary of the Company. Mr. Nelson will continue his role as President and was appointed by the Board as Corporate Secretary of the Company. The Board thanks Mr. Bayles, Mr. Kelly, and Mr. Nelson for their service on the Board and valuable contributions to the Company.

Director Appointments

On November 11, 2025, the Board appointed Mr. Jason Edgeworth, Ms. Olivia Howe, and Mr. Robert Sechan to serve as independent directors on the Board (each a “Director”).

Appointment of Mr. Jason Edgeworth

On November 12, 2025, Mr. Edgeworth accepted the appointment to serve on the Board and executed an offer letter with the Company pursuant to which he will serve as a Director (the “Edgeworth Offer Letter”). Mr. Edgeworth will serve as an independent Director until the Company’s next annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal.

Mr. Edgeworth, age 40, serves as an Investment and Asset Manager at JPD Family Holdings, a Texas-based family office. In this capacity, he directs due diligence, transaction execution, and asset management for investments spanning the energy value chain. Since joining in 2020, he has been responsible for originating and evaluating strategic principal investments and managing portfolio operating companies, while concurrently serving as a director on multiple company boards. Mr. Edgeworth currently holds positions on the boards of HighPeak Energy, Inc. (NASDAQ: HPK), where he is the independent chairman of the board of directors and a member of both the compensation committee and the nominating and governance committee. Additionally, he serves on the boards of Glacier Oil & Gas Corp., Borealis Alaska Oil, Inc., and the Alaska Oil & Gas Association, where he is a member of the legal steering committee. His professional expertise includes upstream and midstream energy, infrastructure development, real estate, and strategic alternatives processes within these industry verticals. Prior to his tenure at JPD Family Holdings, Mr. Edgeworth was with U.S. Capital Advisors LLC from June 2013 to February 2020, where he ultimately served as Executive Director of Investment & Merchant Banking. At U.S. Capital Advisors, he led due diligence and execution for various public equity and private capital transactions, including initial public offerings, follow-on offerings, at-the-market programs, preferred financings, and mergers and acquisitions, with a primary focus on the exploration and production, midstream, and real estate sectors. He holds a Master of Arts in International Relations from the University of St. Andrews and is a Chartered Alternative Investment Analyst.

In connection with his appointment, Mr. Edgeworth will be entitled to receive the Company’s standard compensation for independent Directors (the “Independent Director Compensation”). The Independent Director Compensation will commence in November 2025, with November service prorated. Until December 31, 2025, Directors will receive compensation in the form of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”). Beginning January 1, 2026, Directors may elect to receive compensation in the form of either (i) Common Stock or (ii) stock options with an exercise price equal to $1.00 above the closing price of the Common Stock as of January 1 of each calendar year (the “Options”). The Independent Director Compensation consists of 833 shares of Common Stock per month for service on the Board (or 2,500 Options starting January 1, 2026); 250 shares of Common Stock per month for service on each committee of the Board (or 750 Options starting January 1, 2026); an additional 125 shares of Common Stock per month for service as chair of each committee of the Board, other than the Audit Committee (or 375 Options starting January 1, 2026); and an additional 250 shares of Common Stock per month for service as chair of the Audit Committee (or 750 Options starting January 1, 2026), in each case payable with respect to each applicable committee on which the Director serves. For avoidance of doubt, the Board has not yet voted on Director compensation for the Company’s fiscal year ending August 31, 2026.

There are no arrangements or understandings between Mr. Edgeworth and any other persons pursuant to which he was elected as a Director of the Company. There are no family relationships between Mr. Edgeworth and any other Director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Appointment of Ms. Olivia Howe

On November 12, 2025, Ms. Howe accepted the appointment to serve on the Board and executed an offer letter with the Company pursuant to which she will serve as a Director (the “Howe Offer Letter”). Ms. Howe will serve as an independent Director until the Company’s next annual meeting of stockholders and until her successor has been duly elected and qualified, or until her earlier death, resignation or removal.

Ms. Howe, age 40, currently serves as the Chief Legal Officer of RigUp, Inc., a source-to-pay software and services company focused on empowering energy professionals and streamlining field operations. Over the past seven years in this role, she has advised the company and its board of directors on legal and business issues and is a member of the company’s management committee. Prior to joining RigUp, Ms. Howe spent seven years in private practice at Vinson & Elkins as a securities litigator, representing public and private companies, partnerships, and officers and directors in M&A litigation, securities litigation, corporate governance, and general commercial disputes. She earned her bachelor’s degree from Texas A&M University, her J.D. from Southern Methodist University and Harvard Law School, and her LL.M. in Securities and Financial Regulation from Georgetown University Law Center.

In connection with her appointment, Ms. Howe will be entitled to receive the Company’s standard Independent Director Compensation. The foregoing description of the Howe Offer Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Howe Offer Letter, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and which is incorporated herein by reference.

There are no arrangements or understandings between Ms. Howe and any other persons pursuant to which she was elected as a Director of the Company. There are no family relationships between Ms. Howe and any other Director or executive officer of the Company and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Appointment of Mr. Robert Sechan

On November 12, 2025, Mr. Sechan accepted the appointment to serve on the Board and executed an offer letter with the Company pursuant to which he will serve as a Director (the “Sechan Offer Letter”). Mr. Sechan will serve as an independent Director until the Company’s next annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal.

Mr. Sechan, age 56, is currently the CEO, Managing Partner, and Co-Founder of NewEdge Wealth, and Co-Managing Partner of NewEdge Capital Group. He began his career as a financial advisor at Morgan Stanley, specializing in portfolio management and asset allocation. Mr. Sechan subsequently served as a Managing Director at Lehman Brothers, where he managed a prominent family office business. He later joined UBS Financial Services as a Managing Director and Head of the Intellectual Capital Subcommittee, where he guided the firm’s tactical investment process for wealthy families and institutional clients. In 2020, Mr. Sechan co-founded NewEdge Wealth with three partners. He is a frequent commentator on financial and economic issues, with insights featured on CNBC, Fox Business, and Bloomberg TV. Mr. Sechan has been recognized by both Barron’s and Forbes as a Top 100 Financial Advisor. He earned a Master of Business Administration in Finance and Economics and a Bachelor of Science degree in Industrial Management and Economics from The Tepper School of Business at Carnegie Mellon University.

In connection with his appointment, Mr. Sechan will be entitled to receive the Company’s standard Independent Director Compensation. The foregoing description of the Sechan Offer Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Sechan Offer Letter, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.3 and which is incorporated herein by reference.

There are no arrangements or understandings between Mr. Sechan and any other persons pursuant to which he was elected as a Director of the Company. There are no family relationships between Mr. Sechan and any other Director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Resignation of Former Chief Executive Officer and Director – Jonathan Bates

On November 12, 2025, Jonathan Bates notified the Board of his resignation from his positions as Chief Executive Officer and Director, effective immediately. Mr. Bates’ decision to resign is not related to a disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. The Board thanks Mr. Bates for his distinguished service and valuable contributions to the Company and the Board.

On November 12, 2025, the Company and Mr. Bates entered into a Separation Agreement and General Release (the “Separation Agreement”). In exchange for a general release, the Company will pay Mr. Bates a lump-sum cash severance of $1,912,500, subject to applicable withholding, within thirty (30) days after the expiration of the agreement’s seven-day revocation period. The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, which the Company is filing as Exhibit 10.4 to this Current Report on Form 8-K.

Appointment of New Chief Executive Officer and Director – Chi Tsang

On November 12, 2025, the Board appointed Chi Tsang as Chief Executive Officer and Director, effective immediately. Mr. Tsang also executed an offer letter with the Company pursuant to which he will serve as a Director (the “Tsang Offer Letter”).

Mr. Tsang, age 56, currently serves as the Chief Financial Officer and a Director of FutureCrest Acquisition Corp. He is also the Managing Partner and founder of m1720, a US venture capital firm investing in early-stage US AI startups. Mr. Tsang founded m1720 in 2023. He is also an adjunct professor at Fordham Gabelli School of Business, teaching venture capital investing to graduate students. Since August 2025, he has been the Chief Financial officer of Kin Euphorics, a private non-alcoholic beverage company. Prior to m1720, Mr. Tsang spent 10 years at HSBC (LSE: HSBA) based in Hong Kong. From 2012 to 2018, he was the head of China Internet research and then global head of e-commerce research. Mr. Tsang focused his research on e-commerce, including Alibaba (NYSE: BABA) and Tencent (HKEX: 0700) and Trip.com (NASDAQ: TCOM). From 2018 to 2022, Mr. Tsang was the head of Telecom, Media and Technology investment banking for Asia-Pac at HSBC. Before relocating to Hong Kong, Mr. Tsang spent a decade on the buyside in New York City. Mr. Tsang was the global head of technology research at Neuberger Berman from 2000 to 2008. From 2009 to 2011, he was the senior China analyst for 1798 Global Partners, where he was responsible for long-only and long-short investments for greater China region. Mr. Tsang received his Bachelor of Science from Cornell University in Policy Analysis and his Master of Business Administration from the Fordham Gabelli School of Business. He is a CFA charterholder.

The foregoing description of the Tsang Offer Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Tsang Offer Letter, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.5 and which is incorporated herein by reference.

The Company intends to enter into an employment agreement with Mr. Tsang in connection with his appointment as Chief Executive Officer. The material terms of the agreement will be disclosed in a subsequent filing once the agreement is finalized.

There are no arrangements or understandings between Mr. Tsang and any other persons pursuant to which he was elected as Chief Executive Officer and Director of the Company. There are no family relationships between Mr. Tsang and any other Director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Board Committee Composition

Effective November 13, 2025, the Board reconstituted its committees as follows (the “Reconstitution”):

●	Audit Committee: Lori Love, David Sharbutt, and Mike Maloney.
●	Compensation Committee: Olivia Howe (Chair), Jason Edgeworth, and Robert Sechan.
●	Nominating and Corporate Governance Committee: David Sharbutt (Chair), Olivia Howe, and Robert Sechan.
●	Investment Committee: Jason Edgeworth (Chair), Mike Maloney, and Robert Sechan.

The Board may adjust committee membership from time to time in accordance with the Company’s needs and corporate governance best practices. Directors who served on the Board committees prior to the Reconstitution will be compensated for their committee and Board service effective September 1, 2025, prorated through November 13, 2025.

Item 7.01 Regulation FD Disclosure.

On November 14, 2025, the Company issued a press release (the “Press Release”) announcing the resignations and appointments described herein. A copy of the Press Release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Edgeworth Offer Letter, dated November 12, 2025.
10.2	Howe Offer Letter, dated November 12, 2025.
10.3	Sechan Offer Letter, dated November 12, 2025.
10.4	Bates Separation Agreement, dated November 12, 2025.
10.5	Tsang Offer Letter, dated November 12, 2025.
99.1	Press Release, dated November 14, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Bitmine Immersion Technologies, Inc.

Dated: November 14, 2025	By:	/s/ Raymond Mow
	Name:	Raymond Mow
	Title:	Chief Financial Officer